Sub-Item 77Q1(a):

Amended Schedule B, dated February 12, 2014, to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the
Registrant's Registration Statement as filed with the Securities and Exchange
Commission on February 27, 2014 (Accession Number 0001193125-14-
073133).